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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2000

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-77215                  13-3291626
      (State or Other         (Commission File Number)       (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                 ----------------------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2. Acquisition Or Disposition Of Assets

     On April 26, 2000, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-LIFE1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 2000, as amended and restated on April 26, 2000 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association, as Trustee, Norwest Bank Minnesota, National Association, as paying agent and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of eighteen classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class R-I Certificates," the "Class R-II Certificates," the "Class R-III Certificates," and the "Class R-IV
Certificates" respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 133 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $689,464,702 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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     The Class A-1 Certificates have an initial Class Principal Balance of
$113,834,030. The Class A-2 Certificates have an initial Class Principal Balance of $439,000,000. The Class X Certificates have an initial Class Notional Amount of $689,003,732. The Class B Certificates have an initial Class Principal Balance of $22,408,000. The Class C Certificates have an initial Class Principal Balance of $25,854,000. The Class D Certificates have an initial Class Principal Balance of $8,619,000. The Class E Certificates have an initial Class Principal Balance of $17,236,000. The Class F Certificates have an initial Class Principal Balance of $6,895,000. The Class G Certificates have an initial Class Principal Balance of $1,724,000. The Class H Certificates have an initial Class Principal Balance of $13,789,000. The Class J Certificates have an initial Class Principal Balance of $6,895,000. The Class K Certificates have an initial Class Principal Balance of $5,171,000. The Class L Certificates have an initial Class Principal Balance of $13,789,000. The Class M Certificates have an initial Certificate Principal Amount of $13,789,701. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired Not applicable.

     (b) Pro Forma Financial Information Not applicable.

     (c) Exhibits.

                Exhibit No.
                of Item 601 of
Exhibit No.     Regulation S-K          Description
-----------     --------------          -----------
4.1             4                       Pooling and Servicing Agreement dated as
                                        of March 1, 2000, as amended and
                                        restated on April 26, 2000 among Morgan
                                        Stanley Dean Witter Capital I Inc. as
                                        depositor, Wells Fargo Bank, National
                                        Association as master servicer, Lennar
                                        Partners, Inc., as special servicer,
                                        LaSalle Bank National Association, as
                                        trustee, Norwest Bank Minnesota,
                                        National Association as paying agent and ABN Amro Bank N.V., as fiscal agent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2000

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By:  /s/ Cecilia Tarrant
   -------------------------------------
   Name: Cecilia Tarrant
   Title: Vice President